UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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The Taiwan Fund, Inc.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE TAIWAN FUND, INC.

c/o State Street Bank and Trust Company

P.O. Box 5049, One Lincoln Street,

Boston, Massachusetts 02111-5049

For questions about the Proxy Statement, please call (800) 337-3503

March [12], 2020

Dear Stockholder:

The Annual Meeting of Stockholders of The Taiwan Fund, Inc. (the “Fund”) will be held at 9:00 a.m., Eastern Time on Tuesday, April 21, 2020, at the offices of Clifford Chance U.S. LLP, 2001 K Street NW, Washington, DC 20006. A Notice and Proxy Statement regarding the Meeting, proxy card for your vote, and postage prepaid envelope in which to return your proxy card are enclosed.

At the Meeting you, as a stockholder of the Fund, will be asked by the Board of Directors to vote on two proposals: (1) the election of five Directors; and (2) approval of an Agreement of Merger reincorporating the Fund, currently a Delaware corporation, as a Maryland corporation by means of a merger of the Fund into a wholly-owned, newly formed Maryland subsidiary.

The Board of Directors recommends that you vote “FOR” Proposals 1 and 2.

Respectfully,

Brian F. Link

Secretary

STOCKHOLDERS ARE STRONGLY URGED TO VOTE BY TELEPHONE, BY INTERNET OR BY SIGNING AND MAILING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE A QUORUM AT THE MEETING.

THE TAIWAN FUND, INC.

Notice of the Annual Meeting of Stockholders

April 21, 2020

To the Stockholders of The Taiwan Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The Taiwan Fund, Inc. (the “Fund”) will be held at the offices of Clifford Chance U.S. LLP, 2001 K Street NW, Washington, DC 20006, on April 21, 2020 at 9:00 a.m., local time, for the following purposes:

(1) To elect five Directors to serve for the ensuing year;

(2) To consider approval of an Agreement of Merger reincorporating the Fund, currently a Delaware corporation, as a Maryland corporation by means of a merger of the Fund into a wholly-owned, newly formed Maryland subsidiary; and

(3) To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on February 24, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed form of proxy and returning it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON APRIL 21, 2020: This Notice and the Proxy Statement are available on the Internet at https://www.proxy-direct.com/twn-31158.

By order of the Board of Directors

BRIAN F. LINK

Secretary

March [12], 2020

PROXY STATEMENT

THE TAIWAN FUND, INC.

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Taiwan Fund, Inc. (the “Fund” or “Corporation”) for use at the Annual Meeting of Stockholders (the “Meeting”), to be held at the offices of Clifford Chance U.S. LLP, 2001 K Street NW, Washington, DC 20006, on Tuesday, April 21, 2020 at 9:00 a.m., local time, and at any adjournments thereof.

This Proxy Statement and the form of proxy card are being mailed to stockholders on or about March [12], 2020. Any stockholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund prior to the date of the Meeting or in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR Proposals 1 and 2. If your shares are held by a broker and you do not instruct your broker how you want your shares to be voted, your shares will be voted as specified by the broker on Proposal 1, and your shares will not be voted on Proposal 2, and that will have the same effect as a vote against Proposal 2.

The presence in person or by proxy of stockholders entitled to cast one third of the votes entitled to be cast thereat constitutes a quorum at all meetings of the stockholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote on Proposal 1 or Proposal 2 will be treated as shares that are present for quorum purposes. Abstentions are included in the determination of the number of shares present at the Meeting for purposes of determining the presence of a quorum. If a stockholder is present in person at the Meeting but does not cast a vote, the stockholder’s shares will count towards a quorum but will have no effect on Proposal 1 and will have the effect of a vote to disapprove Proposal 2. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, holders of a majority of the stock present in person or by proxy have power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the Meeting. The chairman of the Meeting also may adjourn the Meeting from time to time. Any adjournment may be made to a date not more than 120 days after the original record date without notice other than announcement at the Meeting. If a quorum is present, a stockholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified. The Fund may set a subsequent record date and give notice of it to stockholders, in which case the meeting may be held not more than 120 days beyond the subsequent record date.

The Board of Directors has fixed the close of business on February 24, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the

Meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 7,492,431 shares of common stock.

Management of the Fund knows of no item of business other than those items mentioned in Proposals 1 and 2 of the Notice of Meeting that will be eligible to be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its semi-annual report for the period ended February 28, 2019 or its annual report for the fiscal year ended August 31, 2019 to any stockholder requesting such report. Requests for the semi-annual or annual reports should be made in writing to The Taiwan Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, One Lincoln Street, Boston, Massachusetts 02111, Attention: Brian F. Link, or by accessing the Fund’s website at www.thetaiwanfund.com or by calling (877) 217-9502.

IMPORTANT INFORMATION

The Proxy Statement discusses important matters affecting the Fund. Please take the time to read the Proxy Statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and form of proxy card by calling (800) 337-3503 or by accessing https://www.proxy-direct.com/twn-31158.

There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail, simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you vote by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of Clifford Chance U.S. LLP, 2001 K Street NW, Washington, DC 20006.

PROPOSAL 1 — ELECTION OF DIRECTORS

Persons named in the accompanying form of proxy intend in the absence of contrary instruction to vote all proxies for the election of the five nominees listed below as Directors of the Fund to serve for the next year, or until their successors are elected and qualified. Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors of the Fund has no reason to believe that any of the nominees named below will become unavailable for election as a Director, but if that should occur before the Annual Meeting for the Fund, the persons named as proxies in the proxy cards will vote for such persons as the Board of Directors of the Fund may recommend. None of the Directors is an “interested person” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Director”)).

Information Concerning the Nominees

The following table sets forth certain information concerning each of the nominees as a director. Each nominee is currently serving as a director of the Fund.

Name (Age) and Address of Directors	Position(s) Held with Fund	Director Since	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director	Other Directorships/ Trusteeships in Publicly Held Companies
William C. Kirby (69) Harvard University CGIS South Building 1730 Cambridge Street Cambridge, MA 02138	Chairman of the Board and Director	2013	T. M. Chang Professor of China Studies (2006-present); Spangler Family Professor of Business Administration (2006-present); Chairman, Harvard China Fund (2006-present); Harvard University Distinguished Service Professor (2006-present); and Director, John K. Fairbank Center for Chinese Studies, Harvard University (2006-2014).	1	Cabot Corporation.

Anthony S. Clark (67) 3307 N. Columbus St. Arlington, VA 22207	Director	2017	Managing Member, Innovation Capital Management, LLC (2016 to present); Chief Investment Officer of the Pennsylvania State Employees’ Retirement System (2010 to 2013); Deputy Chief Investment Officer of the Pension Benefit Guaranty Corporation (PBGC) (2009 to 2011).	1	Director, Aberdeen Japan Equity Fund, Inc.

Name (Age) and Address of Directors	Position(s) Held with Fund	Director Since	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director	Other Directorships/ Trusteeships in Publicly Held Companies
Thomas G. Kamp, CFA (58) 5821 Southwood Drive Minneapolis, MN 55437	Director	2018	President, Chief Investment Officer and Director, Cornerstone Capital Management LLC (2006-2016).	1	None.

Warren J. Olsen (63) SCB Global Capital Management 300 S. Jackson Street Suite 220 Denver, CO 80209	Director	2018	Chairman and Chief Investment Officer, SCB Global Capital Management (2014-present); Vice Chairman and Chief Investment Officer, First Western Financial Inc. (2002-2014).	1	Aetos Multi-Strategy Arbitrage Fund, LLC; Aetos Distressed Investment Strategies Fund, LLC; Aetos Long/Short Strategies Fund, LLC.

Shelley E. Rigger (57) Davidson College Box 7018 Davidson, NC 28035-7018	Director	2016	Brown Professor of East Asian Politics, Davidson College (1993-present).	1	None.

(1)

The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

Leadership Structure and Board of Directors

The Board has general oversight responsibility with respect to the business and affairs of the Fund. The Board is responsible for overseeing the operations of the Fund in accordance with the laws of Delaware, the provisions of the 1940 Act, other applicable laws and the Fund’s Articles of Incorporation. The Board is currently composed of five Independent Directors and one of the Independent Directors serves as Chairman of the Board.

Generally, the Board acts by majority vote of all of the Directors, including a majority vote of the Independent Directors if required by applicable law. The Fund’s day-to-day operations are currently managed by Allianz Global Investors U.S. LLC (the “Adviser”) and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements and review performance. The Board has determined that its leadership structure is appropriate given the size of the Board, the fact that all of the Directors are not interested persons, and the nature of the Fund.

The existing Directors were selected to serve and continue to serve on the Board, based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Directors and a commitment to the interests of stockholders and a demonstrated willingness to take an independent and questioning view of management. Each existing Director also has considerable familiarity with the Fund and State Street Bank and Trust Company (the “Administrator”), and its operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company directors, all as a result of their prior service as a Director of the Fund and, in several cases, as directors of other investment companies. In addition to those qualifications, the following is a brief summary of the specific experience, qualifications or skills that led to the conclusion that as of the date of this proxy statement, each person identified below should serve as a Director for the Fund. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission (“SEC”), and do not constitute a holding out by the Board or any Director as having any special expertise and should not be considered to impose any greater responsibility or liability on any such person or on the Board by reason thereof than the normal responsibility and liability of an investment company board member or board. As required by rules the SEC has adopted under the 1940 Act, the Fund’s Independent Directors select and nominate all candidates for Independent Director positions.

William C. Kirby. Mr. Kirby has served as a Director of the Fund since 2013. He is T. M. Chang Professor of China Studies at Harvard University and Spangler Family Professor of Business Administration at Harvard Business School. Mr. Kirby is a historian of modern China, whose work examines China’s business, economic and political development in an international context. He has served the academic community for over 30 years. Mr. Kirby joined Harvard University in 1992, where he currently serves various positions including Chairman of the Harvard China Fund. He has also served as the Director of the John K. Fairbank Center for Chinese Studies, Dean of the Faculty of Arts and Sciences, Chair of the Council on East Asian Studies and the Director of the National Resource Center for East Asia for Harvard University. Prior to joining Harvard University, Mr. Kirby served as the Dean of the University College, Director of Asian Studies and Director of International Affairs at Washington University. Mr. Kirby has published numerous books and articles related to Chinese business and history.

Anthony S. Clark. Mr. Clark has served as a Director of the Fund since 2017. He is Managing Member of Innovation Capital Management, LLC since 2016. Mr. Clark served as Chief Investment Officer of the Pennsylvania State Employees’ Retirement System from 2010 to 2013 and Deputy Chief Investment Officer of the Pension Benefit Guaranty Corporation (PBGC) from 2009 to 2011. Prior to PBGC, Mr. Clark served as Director of Global Equities in the Investment Department of the Howard Hughes Medical Institute (1995 to 2008). Mr. Clark also serves as Director on the board of Aberdeen Japan Equity Fund, Inc.

Thomas G. Kamp, CFA. Mr. Kamp has served as a Director of the Fund since 2018. He served as President, Chief Investment Officer and Director of Cornerstone Capital Management LLC from 2006 to 2016. Prior to that, Mr. Kamp was Senior Vice President, Portfolio Manager and manager of AllianceBernstein’s and Alliance Capital’s Minneapolis office.

Warren J. Olsen. Mr. Olsen has served as a Director of the Fund since 2018. He is Chairman and Chief Investment Officer at SCB Global Capital Management. Mr. Olsen served as Vice Chairman and Chief Investment Officer at First Western Financial Inc. between 2002 and 2014. He also served as President and CEO of IBJ Whitehall Asset Management from 1999 to 2002 and President of Morgan Stanley Funds from 1988 to 1997. Mr. Olsen also serves on the boards of Aetos Multi-Strategy Arbitrage Fund, LLC, Aetos Distressed Investment Strategies Fund, LLC and Aetos Long/Short Strategies Fund, LLC.

Shelley E. Rigger. Ms. Rigger has served as a Director of the Fund since 2016. She has been the Brown Professor of East Asian Studies at Davidson College since 1993. Ms. Rigger has been a visiting Associate Professor at Fudan University’s School of International Relations and Public Administration in Shanghai. She has also been a visiting Research Scholar at National Chengchi University in Taiwan for the Institute for International Relations. Ms. Rigger graduated magna cum laude from Princeton University’s Woodrow Wilson School of Public and International Affairs. She also holds a Ph.D. from Harvard University’s Department of Government with fields of specialization in comparative politics, Chinese politics, American politics and government and political anthropology. Ms. Rigger has published several books and numerous articles related to Taiwanese and Chinese politics, history and business as well as relations among the United States, Taiwan and mainland China.

The Fund does not have a policy regarding Board member’s attendance at the Annual Meeting of Stockholders. However, all of the Directors of the Board attended the 2019 Annual Meeting of Stockholders.

The Board of Directors of the Fund held four regular meetings and five special meetings during the fiscal year ended August 31, 2019. For the fiscal year ended August 31, 2019, each Director attended at least seventy-five percent of the aggregate number of meetings held during the fiscal year of the Board and of any committee on which he or she served.

Audit Committee. The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is composed of directors who are independent (as defined in the New York Stock Exchange, Inc. (“NYSE”) listing standards, as may be modified or supplemented) and not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act) and its actions are governed by the Fund’s Audit Committee Charter, which is posted on the Fund’s website (www.thetaiwanfund.com). The current members of the Audit Committee are

Messrs. Clark, Kamp, Kirby and Olsen and Ms. Rigger, with Mr. Kamp serving as Chairman. The Audit Committee convened three times during the fiscal year ended August 31, 2019. The Fund’s Board of Directors has designated Mr. Kamp, an Independent Director, as an audit committee financial expert.

Nominating Committee. The Fund’s Board of Directors has a Nominating Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its Committees. The Fund’s Nominating Committee is composed of directors who are independent as independence is defined in the NYSE’s listing standards, as may be modified or supplemented, and are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act) and its actions are governed by the Fund’s Nominating Committee Charter, which is posted on the Fund’s website (www.thetaiwanfund.com). Currently, the Nominating Committee does not solicit recommendations for nominees from stockholders. The Nominating Committee believes that it is not necessary to have such a policy because the Board has had no difficulty identifying qualified candidates to serve as Directors. The Nominating Committee evaluates a candidate’s qualifications for Board membership and the candidate’s independence from the Fund’s advisers and other principal service providers. The Nominating Committee does not have specific minimum qualifications that must be met by candidates recommended by the Nominating Committee and there is not a specific process for identifying such candidates. In nominating candidates, the Nominating Committee takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses or other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, requirements of the NYSE and the SEC to maintain a minimum number of independent or non-interested directors, requirements of the SEC as to disclosure regarding persons designated as having financial expertise on the Fund’s audit committee and the extent to which the candidate generally would be a desirable addition to the Board and any committees of the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The current members of the Nominating Committee are Messrs. Clark, Kamp, Kirby and Olsen and Ms. Rigger, with Ms. Rigger serving as Chair. The Nominating Committee met one time during the fiscal year ended August 31, 2019.

Valuation Committee. The Fund’s Board of Directors has a Valuation Committee which is responsible for establishing and monitoring policies and procedures reasonably designed to ensure that the Fund’s assets are valued appropriately, objectively and timely, reflecting current market conditions. The current Directors who are members of the Valuation Committee are Messrs. Clark, Kamp, Kirby and Olsen and Ms. Rigger, with Mr. Clark serving as Chairman. The Valuation Committee met one time during the fiscal year ended August 31, 2019.

Share Repurchase Program Committee. The Fund’s Board of Directors has a Share Repurchase Program Committee which is responsible for overseeing and evaluating the Fund’s program to repurchase its shares on the market. The current members of the

Share Repurchase Program Committee are Messrs. Clark, Kamp, Kirby and Olsen and Ms. Rigger, with Mr. Kirby serving as Chairman. The Share Repurchase Program Committee met four times during the fiscal year ended August 31, 2019.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, are performed by third party service providers, such as the Fund’s Adviser and Administrator. The Directors are responsible for overseeing the Fund’s service providers and thus have oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others the Fund’s Adviser, the Fund’s Administrator, the Fund’s chief compliance officer and its independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement, the Board meets with the Adviser to review the services provided. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a chief compliance officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Stockholder Communications

Stockholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name, Address, and Age	Position(s) Held with the Fund	Since	Principal Occupation(s) or Employment During Past Five Years
Thomas Fuccillo (51) Allianz Global Investors U.S. Holdings LLC 1633 Broadway New York, NY 10019	President	2019	Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC; Trustee, President and Chief Executive Officer of 63 funds in the AllianzGI Funds Complex; and President and Chief Executive Officer of The Korea Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal; Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Vice President, Secretary and Chief Legal Officer of numerous funds in the AllianzGI Funds Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Monique Labbe (46) Foreside Fund Officer Services, LLC 10 High Street, Suite 302 Boston, MA 02110	Treasurer	2017	Senior Director, Foreside Fund Officer Services, LLC (2014-present); Principal/Assistant Vice President, State Street Global Advisers (2012-2014).

Name, Address, and Age	Position(s) Held with the Fund	Since	Principal Occupation(s) or Employment During Past Five Years
Brian F. Link (47) State Street Bank and Trust Company 100 Summer Street SUM0703 Boston, MA 02110	Secretary	2014	Vice President and Managing Counsel, State Street Bank and Trust Company (2007-present).

Patrick Keniston (56) Foreside Fund Officer Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	2015	Managing Director of Foreside Fund Officer Services LLC, (2008-present).

Ownership of Securities

The following table sets forth information regarding the ownership of securities in the Fund by the nominees for Director as of December 31, 2019. Each nominee is also currently a Director of the Fund.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director in the Fund Complex(1)
Anthony S. Clark	None	None
Thomas G. Kamp, CFA	$10,001-$50,000	$10,001-$50,000
William C. Kirby	$10,001-$50,000	$10,001-$50,000
Warren J. Olsen	None	None
Shelley E. Rigger	None	None

(1)

The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for the purposes of investment and investor services. The Fund is the only investment company in the Fund Complex.

No Director or any immediate family member of a Director, owned securities in the Fund’s Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration, including expenses relating to attendance at board meetings reimbursed by the Fund, paid in cash to Directors not affiliated with the Adviser, was $364,938 during the fiscal year ended August 31, 2019. For the period September 1, 2018 through February 28, 2019, the Fund paid each Director that is not affiliated with the Fund’s Adviser an annual fee of $20,000 plus $2,500 for each Board meeting and committee meeting attended and the Chairman an additional $10,000 a year for his service as Chairman of the Board. Effective March 1, 2019, the fee paid to each Director for attendance at Board and committee meetings was reduced to $2,000, while the other fees paid to Directors and the Chairman remained the same.

The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended August 31, 2019, as well as the total compensation earned by each director from the Fund Complex.

Name of Director	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Directors(2)
Anthony S. Clark	$51,500	—	—	$51,500
Thomas G. Kamp, CFA	$51,500	—	—	$51,500
William C. Kirby	$61,500	—	—	$61,500
Warren J. Olsen	$51,500	—	—	$51,500
Shelley E. Rigger	$51,500	—	—	$51,500

(1)	Includes compensation paid to Directors by the Fund. The Fund’s Directors did not receive any pension or retirement benefits as compensation for their service as Directors of the Fund.
(2)	There is one fund in the Fund Complex overseen by the Directors.

Required Vote

Election of the listed nominees for Director requires the affirmative vote of the holders of a majority of the shares of common stock of the Fund cast at the Meeting. Pursuant to the Fund’s By-Laws, any Director who is nominated for re-election at the Meeting and is not re-elected at the Meeting will be deemed to have tendered to the Board of Directors his or her resignation as a Director, with such resignation to take effect 30 days after the date of the Meeting unless the Board of Directors unanimously decides to reject that Director’s tender of resignation, in which case the Director will continue in office until his or her death, resignation or removal or until his or her successor has been elected and has been qualified.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE FIVE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

PROPOSAL 2 — APPROVAL OF AN AGREEMENT OF MERGER REINCORPORATING THE FUND UNDER THE LAWS OF THE STATE OF MARYLAND

GENERAL

The Board of Directors has approved and recommends that the stockholders of the Fund approve the Agreement of Merger (the “Agreement of Merger”), a copy of which is attached as Exhibit A to this Proxy Statement, which provides for the Fund’s change of domicile from Delaware to Maryland (the “Reincorporation”). The primary purpose of the Reincorporation is to eliminate the Fund’s annual franchise tax payment. In fiscal 2019, the Fund paid the State of Delaware franchise taxes of $74,380 The State of Maryland has no franchise tax.

The Reincorporation will not result in a change in the Fund’s name, business, management, directors, location of principal executive office, capitalization or assets, liabilities or net asset value (other than due to the costs of the transaction). The Fund will have new Articles of Incorporation and By-Laws which, as described below, differ from its current charter and by-laws, but not in any respect that materially affects the rights of stockholders, including with respect to the annual election of all directors of the Fund.

To effect the Reincorporation, the Fund (sometimes referred to as “Taiwan-Delaware”) will be merged into a new Maryland corporation, also named The Taiwan Fund, Inc. (“Taiwan-Maryland”) (the “Merger”). Taiwan-Maryland, a wholly-owned, newly formed subsidiary of the Fund, was incorporated in the State of Maryland on [ ], 2020. Taiwan-Maryland has 20,000,000 authorized shares of Common Stock, of which [ ] shares are issued and outstanding. When the Merger becomes effective, (i) Taiwan-Delaware will cease to exist, (ii) Taiwan-Maryland will succeed, to the fullest extent permitted by law, to all of the business, assets and liabilities of Taiwan-Delaware, (iii) each share of Common Stock of Taiwan-Delaware (“Taiwan-Delaware Common Stock”) will be automatically converted into a corresponding share of the Common Stock of Taiwan-Maryland (“Taiwan-Maryland Common Stock”) and the outstanding shares of Taiwan-Maryland held by Taiwan-Delaware will be surrendered and extinguished and returned to the status of authorized but unissued shares of Taiwan-Maryland, and (iv) Taiwan-Maryland will replace Taiwan-Delaware as a party to its principal agreements, including: (a) the Custodian Agreement, dated August 27, 2010, as amended, between the Fund and State Street Bank and Trust and (b) the Investment Advisory Agreement, dated June 1, 2019, between the Fund and the Adviser, relating to the management of the Fund’s assets. Under the Agreement of Merger, the Board of Directors retains discretion to abandon or terminate the Reincorporation after receipt of stockholder approval, but prior to filing the necessary documentation with the States of Delaware and Maryland, if the Board of Directors determines the Reincorporation is no longer in the best interest of the Fund and its stockholders.

IT IS ANTICIPATED THAT IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE FUND TO SURRENDER OR EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR NEW STOCK CERTIFICATES OF TAIWAN-MARYLAND COMMON STOCK.

Following the Reincorporation, the Taiwan-Maryland Common Stock will be listed on the New York Stock Exchange (the “NYSE”) and it is expected that delivery of certificates representing shares of Taiwan-Delaware Common Stock will constitute “good delivery” for subsequent transactions. If the rules, regulations or directives of the NYSE require surrender of the certificates representing shares of Taiwan-Delaware Common Stock, each stockholder will, upon the surrender of such certificates, be entitled to receive a certificate or certificates representing a corresponding number of shares of Taiwan-Maryland Common Stock.

Following the Merger, the Fund will be a Maryland corporation and the rights of its stockholders, directors and officers will be governed by Maryland law and by Taiwan-Maryland’s Articles of Incorporation (the “Maryland Charter”) and By-Laws (the “Maryland By-Laws”), rather than by Delaware law and the Fund’s existing Restated Certificate of Incorporation, as amended, and Amended and Restated By-Laws (the “Delaware Charter” and the “Delaware By-Laws,” respectively). A copy of the Maryland Charter is attached hereto as Exhibit B.

Copies of the Delaware Charter, the Maryland By-Laws and the Delaware By-Laws are available for inspection at the principal offices of the Fund and will be sent to stockholders upon request directed to the Fund’s Secretary or the Fund’s Administrator, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02110.

A discussion of the material similarities and differences between Taiwan-Delaware and Taiwan-Maryland appears below. This discussion is not intended to be complete and is qualified in its entirety by reference to Exhibit B attached hereto and to the Delaware Charter, the Delaware By-Laws, the Maryland By-Laws, the General Corporation Law of the State of Delaware and the Maryland General Corporation Law.

COMPARISON OF RIGHTS OF STOCKHOLDERS OF TAIWAN-DELAWARE AND TAIWAN-MARYLAND

Following the Merger, the Fund will be a Maryland corporation and the rights of its stockholders, directors and officers will be governed by Maryland law and by Taiwan-Maryland’s charter (the “Maryland Charter”) and Bylaws (the “Maryland Bylaws” and, together with the Maryland Charter, the “Maryland Organizational Documents”), rather than by Delaware law and the Fund’s existing Restated Certificate of Incorporation, as amended (the “Delaware Charter”), and Amended and Restated By-Laws (the “Delaware By-Laws” and, together with the Delaware Charter, the “Delaware Organizational Documents”). A copy of the Maryland Charter is attached hereto as Exhibit B.

Copies of the Delaware Charter, the Maryland Bylaws and the Delaware By-Laws are available for inspection at the principal office of the Fund and will be sent to stockholders upon request directed to the Fund’s Secretary or the Fund’s Administrator, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02110.

A discussion of the material similarities and differences between Taiwan-Delaware and Taiwan-Maryland appears below. This discussion is not intended to be complete and is qualified in its entirety by reference to Exhibit B attached hereto and to the Delaware Organizational Documents, the Maryland Bylaws, the Delaware General Corporation Law (the “DGCL”) and the Maryland General Corporation Law (the “MGCL”).

Purposes and Powers

Taiwan-Delaware	Taiwan-Maryland
The Delaware Charter provides that the purposes of Taiwan-Delaware are to engage in and carry on the business of an investment company and to engage in any lawful act or activity for which corporations may be organized under the DGCL.	The Maryland Charter provides that Taiwan-Maryland is formed for the purpose of carrying on any lawful business, including the business of a closed-end investment company.

Authorized Capital Stock

Taiwan-Delaware	Taiwan-Maryland
The Delaware Charter authorizes Taiwan-Delaware to issue 20,000,000 shares of Common Stock, par value $0.01 per share.	The Maryland Charter authorizes Taiwan-Maryland to issue 20,000,000 shares of Common Stock, $0.01 par value per share. The Maryland Charter provides that the Board of Directors, with the approval of a majority of the entire Board of Directors and without any action by the stockholders, may amend the Maryland Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that Taiwan-Maryland has authority to issue.

Classification and Issuance of Stock

Taiwan-Delaware	Taiwan-Maryland
The Delaware Charter does not authorize the Board to classify and reclassify shares of stock.	The Maryland Charter authorizes the Board, without stockholder approval, to classify and reclassify any unissued

Taiwan-Delaware	Taiwan-Maryland
The Delaware Charter permits the Board, without stockholder approval, to authorize the issuance of shares of Common Stock.

shares of stock into other classes or series of stock with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption as may be fixed by the Board.

The Maryland Charter permits the Board, without stockholder approval, to authorize the issuance from time to time of shares of stock of any class or series.

Stockholder Voting Rights

Taiwan-Delaware	Taiwan-Maryland
Under the DGCL, each stockholder has one vote for each outstanding share of Common Stock. There is no cumulative voting in the election of directors.	Under the MGCL, each stockholder has one vote for each outstanding share of Common Stock. There is no cumulative voting in the election of directors.

Number of Directors

Taiwan-Delaware	Taiwan-Maryland
The Delaware Organizational Documents do not provide for a classified Board. The Delaware Organizational Documents provide that the number of directors shall not be less than 3 nor more than 15 as may be fixed from time to time at a meeting of the holders of a majority of the stock outstanding or by resolution of a majority of the directors then in office.	The Maryland Organizational Documents do not provide for a classified Board. The Maryland Organizational Documents provide that the Board shall consist of not less than three and no more than 15 Directors, as may be determined from time to time at a meeting of the holders of a majority of the stock outstanding or by vote of a majority of the directors then in office.

Removal of Directors

Taiwan-Delaware	Taiwan-Maryland
Any director may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.	The stockholders may remove any director, with or without cause, by the affirmative vote of a majority of the votes entitled to be cast generally for the election of directors

No Preemptive Rights

Taiwan-Delaware	Taiwan-Maryland
Under the DGCL, no stockholder shall have any preemptive right to subscribe to an additional issue of stock or to any security convertible into such stock unless provided in the certificate of incorporation. The Delaware Charter does not provide any preemptive rights.	Under the MGCL and the Maryland Charter, no holder of shares of stock of any class shall have any preemptive right to subscribe to or purchase any additional shares of any class, or any bonds or any convertible securities. However, the Maryland Charter provides that the Board may, in authorizing the issuance of shares of stock of any class, confer any preemptive right that the Board may deem advisable in connection with such issuance.

Special Meetings of Stockholders

Taiwan-Delaware	Taiwan-Maryland
The Delaware Bylaws provide that special meetings of stockholders may be held upon the call of the President or a majority of the Board or on the written request of the holders of at least 25% of the outstanding Common Stock entitled to vote at such meeting.	The Maryland Bylaws provide that special meetings of stockholders may be called by the Chairman of the Board, the President or a majority of the Board. Special meetings of stockholders may also be called upon the written request of stockholders holding not less than 25% of the votes entitled to be cast at the meeting.

Quorum for Stockholder Meetings

Taiwan-Delaware	Taiwan-Maryland
Under the Delaware Bylaws, the presence in person or by proxy of the holders of one third of the issued and outstanding stock entitled to vote at the meeting constitutes a quorum.	Under the Maryland Bylaws, the presence in person or by proxy of stockholders entitled to cast one third of the votes entitled to be cast at the meeting constitutes a quorum.

Stockholder Action by Written Consent

Taiwan-Delaware	Taiwan-Maryland
Any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting only by the consent of the stockholders having not less	The Maryland Organizational Documents provide that any action required or permitted to be taken at a

Taiwan-Delaware	Taiwan-Maryland
than the minimum number of votes necessary to authorize or take the action if all shares entitled to vote on the matter were present and voted at a meeting.	meeting of stockholders may be taken without a meeting only by a unanimous consent of the stockholders entitled to vote on the matter.

Advance Notice Bylaws

Taiwan-Delaware	Taiwan-Maryland
A stockholder entitled to vote at an annual meeting may nominate an individual for election as a director and propose business for consideration at the annual meeting by providing written notice as set forth in the Delaware Bylaws to the Secretary not less than 60 nor more than 90 days prior to the first anniversary of the date of the preceding year’s annual meeting of stockholders; provided, that in the event that the date of the meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder in order to be timely must be so delivered no earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to the date of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.	A stockholder entitled to vote at an annual meeting may nominate an individual for election as a director and propose business for consideration at the annual meeting by providing written notice as set forth in the Maryland Bylaws to the Secretary not less than 60 nor more than 90 days prior to the first anniversary of the date of the preceding year’s annual meeting of stockholders; provided, that in the event that the date of the meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder in order to be timely must be so delivered no earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to the date of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Charter Amendments and Extraordinary Actions

Taiwan-Delaware	Taiwan-Maryland

Amendments to the Delaware Charter generally require the approval of the Board and the affirmative vote of a majority in voting power of the outstanding shares entitled to vote thereon.

Under the DGCL, generally, a merger, consolidation, sale of all or substantially all of a corporation’s assets (other than a sale to a wholly owned subsidiary) or

Amendments to the Maryland Charter generally must be declared advisable by the Board and approved by the stockholders by the affirmative vote of stockholder entitled to cast a majority of the votes entitled to be cast on the matter.

Under the MGCL, a Maryland corporation generally may not dissolve,

Taiwan-Delaware	Taiwan-Maryland

dissolution must be approved by the corporation’s board of directors and a majority in voting power of the outstanding shares entitled to vote.

The Delaware Organizational Documents do not contain any additional voting requirements with respect to charter amendments or extraordinary corporate actions.

merge or consolidate with, or convert to, another entity, sell all or substantially all of its assets or engage in a statutory share exchange unless the action is declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is specified in the corporation’s charter. Subject to the provision discussed below, the Maryland Charter provides that these actions must be approved by a majority of all the votes entitled to be cast on the matter.

Bylaw Amendments

Taiwan-Delaware	Taiwan-Maryland
The Delaware Bylaws may be amended, altered or repealed by the stockholders and may generally be amended, altered or repealed by a majority of the Board.	The Maryland Bylaws may be amended, altered or repealed by the stockholders and may generally be amended, altered or repealed by a majority of the Board.

Takeover Defense Statutes

Taiwan-Delaware	Taiwan-Maryland
Section 203 of the DGCL provides that a corporation may not engage in any business combination with any “interested stockholder” for a three-year period following the time that such stockholder becomes an interested stockholder, subject to certain exceptions and conditions provided in the statute.

The Maryland Business Combination Act does not apply to a registered closed-end investment company such as Taiwan-Maryland unless the Board affirmatively elects to be subject to the statute by resolution of the Board. The Board has not adopted a resolution to be subject to the provisions of the statute.

The Maryland Control Share Acquisition Act does not apply to a registered closed-end investment company such as Taiwan-Maryland unless the Board affirmatively elects to be subject to the statute by resolution of the Board. The Board has not adopted a

Taiwan-Delaware	Taiwan-Maryland

resolution to be subject to the provisions of the statute.

Title 3, Subtitle 8 of the MGCL permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any of:

•  a classified board of directors;

•  a two-thirds vote requirement for removing a director;

•  a requirement that the number of directors be fixed only by vote of the directors;

•  a requirement that a vacancy on the board of directors be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; or

•  a majority requirement for the calling of a special meeting of stockholders.

Taiwan-Maryland has not elected to be subject to any of these provisions.

Limitation of Director and Officer Liability; Indemnification of Directors and Officers

Taiwan-Delaware	Taiwan-Maryland
The DGCL permits a provision of the certificate of incorporation that eliminates the liability of a director for monetary damages for breach of fiduciary duty, except for liability: (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (2) for acts or omissions not in good faith or involving	The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or

Taiwan-Delaware	Taiwan-Maryland

intentional misconduct or knowing violations of law; (3) under Section 174 of the DGCL; or (4) for any transaction from which the director derived any improper personal benefit. The Delaware Charter limits the liability of directors in accordance with the DGCL, subject to the 1940 Act.

The Delaware Organizational Documents provide for the indemnification and advance of expenses to directors and officers to the full extent permitted by Delaware law, subject to the 1940 Act.

The DGCL provides, among other things, that a Delaware corporation may indemnify any person who was, is or is threatened to be made, party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation’s best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was illegal. A Delaware corporation may indemnify any persons who were or are a party to any threatened, pending or completed action or suit by or in the right of the corporation by reason of the fact that such person is or was a director, officer,

(b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Maryland Charter provides for the limitation of liability of directors and officers to the fullest extent permitted by the MGCL, subject to the 1940 Act.

The Maryland Organizational Documents provide that the Company shall indemnify and advance expenses to its directors and officers to the fullest extent permitted by the MGCL, subject to the 1940 Act.

The MGCL requires a corporation (unless its charter provides otherwise, which the Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland

Taiwan-Delaware	Taiwan-Maryland
employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, provided such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation’s best interests, provided further that no indemnification is permitted without judicial approval if the officer, director, employee or agent is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him or her against the expenses which such officer or director has actually and reasonably incurred.	corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met.

Appraisal Rights

Taiwan-Delaware	Taiwan-Maryland

Under the DGCL, stockholders have appraisal rights in the event of certain mergers or consolidations.

Appraisal rights are not available under the DGCL if certain conditions are met, including if the stock of the merging company is listed on a national securities exchange and the stockholders of the merging company receive stock in the merger that is listed on a national securities exchange.

As permitted by the MGCL, the Maryland Charter provides that stockholders will not be entitled to exercise appraisal rights.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The following is a general discussion of certain federal income tax consequences of the merger to the Fund’s stockholders. Stockholders are urged to consult their own tax advisors to determine the effect, if any, that state, local or foreign tax laws may have on them.

Clifford Chance, counsel to the Fund, has advised the Fund that, for federal income tax purposes, the Merger will constitute a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, no gain or loss will be recognized by the holders of Taiwan-Delaware Common Stock as a result of the Merger, no gain or loss will be recognized by Taiwan-Delaware or Taiwan-Maryland as a result of the Merger, and Taiwan-Maryland will succeed, without adjustment, to the tax attributes of Taiwan-Delaware. Each stockholder will have the same basis in the shares of Taiwan-Maryland Common Stock received in the Merger as in the shares of Taiwan-Delaware Common Stock held immediately prior to the time the Merger becomes effective and the holding period of the shares of the Taiwan-Maryland Common Stock will include the period during which the corresponding shares of Taiwan-Delaware Common Stock were held; provided, however, that such corresponding shares were held as a capital asset at the time of effectiveness of the Merger.

Stockholders should consult their own tax advisors as to the effect of the Merger under applicable state or local tax laws.

RIGHTS OF DISSENTING STOCKHOLDERS

Section 262 of the Delaware General Corporation Law provides that, with certain exceptions not relevant here, common stockholders of a Delaware corporation do not have appraisal rights when the Delaware corporation merges with another corporation if its common stock, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, was listed on a national securities exchange. Taiwan-Delaware is listed on the New York Stock Exchange. Consequently, dissenters rights are not available to stockholders of Taiwan-Delaware with respect to the Reincorporation.

CONSEQUENCES IF PROPOSAL (2) IS NOT APPROVED

If Proposal (2) is not approved by the stockholders, the Fund will continue to operate and pay Delaware franchise taxes. In the future, the Fund’s Board of Directors may seek certain amendments to the Delaware Charter or re-submit a proposal to the stockholders asking them to approve the reincorporation of the Fund in the State of Maryland.

Required Vote

Approval of the proposed Reincorporation will require the affirmative vote of a majority of the outstanding stock entitled to vote thereon. For this purpose, abstentions and broker non-votes will have the effect of a vote to disapprove the proposed Reincorporation.

The Agreement of Merger is attached as Exhibit A. The Maryland Charter is attached as Exhibit B.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AGREEMENT OF MERGER REINCORPORATING THE FUND UNDER THE LAWS OF THE STATE OF MARYLAND

GENERAL INFORMATION

Investment Adviser

Allianz Global Investors U.S. LLC (“Allianz”) acts as the Adviser to the Fund pursuant to the Current Agreement. The principal business address of the Adviser is 1633 Broadway, New York, NY 10019.

Fund Administration

State Street Bank and Trust Company acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Independent Registered Public Accounting Firm

Tait Weller serves as the Fund’s independent registered public accounting firm, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. Tait Weller also performs other professional audit and certain allowable non-audit services, including tax services, when the Fund engages it to do so. Representatives of Tait Weller are not expected to be available at the Meeting.

The engagement of Tait Weller as the Fund’s independent registered public accounting firm was approved by the Audit Committee of the Board of Directors and ratified by the full Board of Directors.

Audit Fees. For the fiscal years ended August 31, 2019 and August 31, 2018, Tait Weller billed the Fund aggregate fees of $53,000 and $53,000, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to stockholders.

Audit-Related Fees. For the fiscal years ended August 31, 2019 and August 31, 2018, Tait Weller billed the Fund aggregate fees of $7,100 and $7,100, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the Fund’s Audit Committee.

Tax Fees. For the fiscal years ended August 31, 2019 and August 31, 2018, Tait Weller billed the Fund aggregate fees of $13,200 and $13,200, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

All Other Fees. For the fiscal years ended August 31, 2019 and August 31, 2018, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act. All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended August 31, 2019 and August 31, 2018 were pre-approved by the Audit Committee. For the fiscal years ended August 31, 2019 and August 31, 2018, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.

Tait Weller did not bill any non-audit fees for services rendered to the Fund’s Adviser, or any entity controlling, controlled by, or under the common control with the Adviser that provides ongoing services to the Fund, for the fiscal years ended August 31, 2019 and August 31, 2018.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended August 31, 2019 with management of the Fund and with Tait Weller, and has discussed with Tait Weller the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Standard No. 16 (Communication with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter on auditor independence from Tait Weller required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence), as may be modified or supplemented, and has discussed with Tait Weller its independence. Based on the Audit Committee’s review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended August 31, 2019 be included in its annual report to stockholders and the Fund’s annual report filed with the SEC.

Anthony S. Clark, Member of the Audit Committee

Thomas G. Kamp, CFA Chairman of the Audit Committee

William C. Kirby, Member of the Audit Committee

Shelley E. Rigger, Member of the Audit Committee

Warren J. Olsen, Member of the Audit Committee

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is information with respect to persons who are registered as beneficial owners of more than 5% of the Fund’s outstanding shares as of February 24, 2020.

Title Of Class	Name and Address	Shares	Percent of Class
Common Stock	CEDE & CO Bowling Green STN P. O. Box 20 New York, NY 10274-0020	7,463,214	99.61%

The shares held by Cede & Co. include the accounts set forth below. This information is based on publicly available information such as Schedule 13D and 13G disclosures filed with the SEC or other similar regulatory filings from foreign jurisdictions.

Title Of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	City of London 77 Gracechurch Street, London England EC3V OAS	Has shared power to vote and dispose of 3,200,355 shares	42.71%

Common Stock	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	Has sole power to vote and dispose of 1,513,889 shares	20.20%

Common Stock	1607 Capital Partners LLC 13 S 13th Street, Suite 400 Richmond, Virginia 23219	Has sole power to vote and dispose of 524,202 shares	7.00%

Common Stock	Wells Fargo & Co 420 Montgomery Street San Francisco, California 94163	Has shared power to vote and dispose of 383,917 shares	5.12%

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Administrator. The Fund has retained AST Fund Solutions LLC to assist in the proxy solicitation. The total cost of proxy solicitation services, including legal and printing fees, is estimated at $            , plus out-of-pocket expenses. The expenses connected with the solicitation of proxies including proxies solicited by the Fund’s officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the

Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of any of the Proposals set forth in the Notice of this Meeting are not received by April 21, 2020, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal or Proposals for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposals. The chairman of the Meeting also may adjourn the Meeting from time to time. Any adjournment may be made to a date not more than 120 days after the original record date without notice other than announcement at the Meeting. If a quorum is present, a stockholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2021 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The Taiwan Fund, Inc., c/o Secretary of the Fund/State Street Bank and Trust Company, P.O. Box 5049, One Lincoln Street, Boston, Massachusetts 02111-5049) not later than November 9, 2020. Any stockholder who desires to bring a proposal at the Fund’s 2021 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The Taiwan Fund, Inc., c/o Secretary off the Fund/State Street Bank and Trust Company, P.O. Box 5049, One Lincoln Street, Boston, Massachusetts 02111-5049), not before January 21, 2021 and not later than February 20, 2021.

By order of the Board of Directors,

Brian F. Link

Secretary

The Taiwan Fund, Inc.

c/o State Street Bank and Trust Company

P.O. Box 5049

One Lincoln Street,

Boston, Massachusetts 02111

March [12], 2020

EXHIBIT A

AGREEMENT OF MERGER

OF

THE TAIWAN FUND, INC. (PARENT)

(A DELAWARE CORPORATION)

AND

THE TAIWAN FUND, INC. (SUBSIDIARY)

(A MARYLAND CORPORATION)

AGREEMENT OF MERGER entered into on [●], 2020 by THE TAIWAN FUND, INC. (“Taiwan-Delaware”), a Delaware corporation, and THE TAIWAN FUND, INC. (“Taiwan-Maryland”), a Maryland corporation.

WHEREAS Taiwan-Delaware is a business corporation of the State of Delaware with its registered office therein located at 1209 Orange Street, City of Wilmington, County of New Castle 19801; and

WHEREAS the total number of shares of stock which Taiwan-Delaware has authority to issue is 20,000,000, all of which are common stock, par value $0.01 per share; and

WHEREAS the Board of Directors of Taiwan-Delaware by resolution adopted on [●], 2020 approved this Agreement of Merger; and

WHEREAS Taiwan-Maryland is a business corporation of the State of Maryland with its principal office therein located at c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202; and

WHEREAS the total number of shares of stock which Taiwan-Maryland has authority to issue is 20,000,000, all of which are common stock, par value $0.01 per share; and

WHEREAS the Board of Directors of Taiwan-Maryland by resolution adopted on [●], 2020 approved this Agreement of Merger; and

WHEREAS the Delaware General Corporation Law (the “DGCL”) permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction; and

WHEREAS the Maryland General Corporation Law (the “MGCL”) permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Maryland; and

WHEREAS the respective Boards of Directors of Taiwan-Delaware and Taiwan-Maryland deem it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Taiwan-Delaware with and into Taiwan-Maryland pursuant to the provisions of the DGCL and pursuant to the provisions of the MGCL upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Taiwan-Delaware and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Taiwan-Maryland and approved by a resolution adopted by its Board of Directors, the Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Agreement set forth.

1. Taiwan-Delaware and Taiwan-Maryland shall, pursuant to the provisions of the DGCL and to the provisions of the MGCL, be merged with and into a single corporation, to wit, Taiwan-Maryland which shall be the surviving corporation from and after the effective time of the merger (the “Effective Time”), and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the MGCL. The separate existence of Taiwan-Delaware, which is sometimes hereinafter referred to as the “terminating corporation”, shall cease at the Effective Time in accordance with the provisions of the DGCL.

2. The present Bylaws of the surviving corporation will be the Bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the Articles of Incorporation and the Bylaws of the surviving corporation and the provisions of the MGCL.

3. The directors and officers of the terminating corporation in office at the Effective Time shall be the members of the Board of Directors and the officers of the surviving corporation at the Effective Time, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Articles of Incorporation and Bylaws of the surviving corporation.

4. At the Effective Time, each share of common stock of the terminating corporation issued and outstanding immediately prior to the Effective Time shall be converted into one (1) share of common stock of the surviving corporation. At the Effective Time, each share of common stock of the surviving corporation issued and outstanding immediately prior to the Effective Time, all of which are held by the terminating corporation, shall be extinguished and cancelled without any consideration therefor and returned to the status of authorized but unissued shares of common stock of the surviving corporation.

5. The surviving corporation does hereby agree that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the terminating corporation, as well as for enforcement of any obligation of the surviving corporation arising from the merger herein provided for; does hereby irrevocably appoint the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceedings; and does hereby specify the following address without the State of Delaware to which a copy of such process shall be mailed by the Secretary of State of the State of Delaware: Leonard B. Mackey, Jr., c/o Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019.

6. In the event that this Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the DGCL and upon behalf of the surviving corporation in accordance with the provisions of the MGCL, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Delaware and by the laws of the State of Maryland, and that they will cause to be performed all necessary acts within the State of Delaware and the State of Maryland and elsewhere to effectuate the merger herein provided for.

7. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided for.

8. Notwithstanding the full approval and adoption of this Agreement of Merger, the said Agreement of Merger may be terminated at any time prior to the filing thereof of a certificate of merger with the Secretary of State of the State of Delaware or at any time prior to the filing of Articles of Merger with the State Department of Assessments and Taxation of Maryland in the event that the Board of Directors determines that the proposed merger is no longer in the best interests of Taiwan-Delaware.

[Signature page follows]

IN WITNESS WHEREOF, this Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Date: [●], 2020.

THE TAIWAN FUND, INC. (Delaware)

By:
Name: Thomas J. Fuccillo
Title: President

THE TAIWAN FUND, INC. (Maryland)

By:
Name: Thomas J. Fuccillo
Title: President

EXHIBIT B

THE TAIWAN FUND, INC.

ARTICLES OF INCORPORATION

THIS IS TO CERTIFY THAT:

FIRST: The undersigned, Matthew Press, whose address is c/o Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, being at least 18 years of age, does hereby form a corporation under the general laws of the State of Maryland.

SECOND: The name of the corporation (which is hereinafter called the “Corporation”) is: The Taiwan Fund, Inc.

THIRD: The Corporation is formed for the purpose of carrying on any lawful business, including the business of a closed-end investment company.

FOURTH: The address of the principal office of the Corporation in this State is c/o [CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202].

FIFTH: The name and address of the resident agent of the Corporation in Maryland are [CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202]. The resident agent is a Maryland corporation

SIXTH:

(a) The total number of shares of stock which the Corporation has authority to issue is 20,000,000 shares of Common Stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock having a par value is $200,000. The Board of Directors of the Corporation, with the approval of a majority of the entire Board of Directors and without any action by the stockholders of the Corporation, may amend the charter of the Corporation (the “Charter”) from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

(b) Notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of the stockholders entitled to cast a greater number of votes, any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of the assets of the Corporation that the Maryland General Corporation Law (the “MGCL”) requires be approved by the stockholders of the Corporation shall be effective and valid if declared advisable and approved by the Board of Directors and taken or approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

SEVENTH: The Corporation shall have a board of one director unless the number is increased or decreased in accordance with the Bylaws of the Corporation (the

“Bylaws”). However, the number of directors shall never be less than the minimum number required by the MGCL. The initial director is: William C. Kirby. Any vacancy on the Board of Directors may be filled in the manner provided in the Bylaws.

EIGHTH:

(a) The Corporation reserves the right to make any amendment of the Charter, now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. The rights of all stockholders and the terms of all stock are subject to the provisions of the Charter and the Bylaws.

(b) The Board of Directors of the Corporation shall have the exclusive power to make, alter, amend or repeal the Bylaws except to the extent the Bylaws otherwise provide.

(c) The Board of Directors of the Corporation may authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

(d) The Board of Directors of the Corporation may, by articles supplementary, classify or reclassify any unissued stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article EIGHTH(d), the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of subsection (a) of Article SIXTH.

(e) The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors of the Corporation, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of stock of the Corporation) or of the Bylaws; the number of shares of stock of any class of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.

(f) Any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting by consent, in writing or by electronic transmission, in any manner and by any vote permitted by the MGCL and set forth in the Bylaws.

NINTH: No holder of shares of stock of any class shall have any preemptive right to subscribe to or purchase any additional shares of any class, or any bonds or convertible securities of any nature; provided, however, that the Board of Directors may, in authorizing the issuance of shares of stock of any class, confer any preemptive right that the Board of Directors may deem advisable in connection with such issuance. Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors of the Corporation, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

TENTH: To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article TENTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article TENTH, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ELEVENTH: The Corporation shall, to the maximum extent permitted by Maryland law (but subject to the requirements of the Investment Company Act of 1940) in effect from time to time, indemnify, and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation and (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

IN WITNESS WHEREOF, I have executed these Articles of Incorporation and acknowledge the same to be my act, on this          day of                 , 2020.

Name:

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 2001 K Street NW, Washington, DC 20006 on April 21, 2020

Please detach at perforation before mailing.

PROXY	THE TAIWAN FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 21, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints William C. Kirby and Brian F. Link, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of The Taiwan Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held at the offices of Clifford Chance U.S. LLP, 2001 K Street NW, Washington, DC 20006, on Tuesday, April 21, 2020 at 9:00 a.m., local time, and at any adjournments thereof, (i) unless otherwise specified in the boxes provided on the reverse side hereof, for the election of the Directors named on the reverse side, (ii) To approve an Agreement of Merger reincorporating the Fund, currently a Delaware corporation, as a Maryland corporation by means of a merger of the Fund into a wholly-owned, newly formed Maryland subsidiary, and (iii) in their discretion, on any other business which may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes all proxies with respect to such shares heretofore given. The undersigned acknowledges receipt of the Proxy Statement dated [●], 2020.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction will be voted “FOR” Proposals 1 and 2.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-800-337-3503

TWN_31158_022620

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be Held on April 21, 2020.

The Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/twn-31158

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

  TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:   ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2:	Ê

A	Proposals

1.	To elect five Directors to serve for the ensuing year:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. William C. Kirby	02. Anthony S. Clark	03. Thomas G. Kamp	☐	☐	☐
	04. Warren J. Olsen	05. Shelley E. Rigger

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.
				FOR	AGAINST	ABSTAIN
2.	To approve an Agreement of Merger reincorporating the Fund, currently a Delaware corporation, as a Maryland corporation by means of a merger of the Fund into a wholly-owned, newly formed Maryland subsidiary.			☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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∎	xxxxxxxxxxxxxx	TWN 31158	M xxxxxxxx	Ê